THIRD AMENDMENT TO
                            REVOLVING LINE OF CREDIT

$20,000,000                      Houston, Texas                February 18, 1998

WHEREAS, EIF HOLDINGS, INC., a Hawaii corporation ("Maker") heretofore executed and delivered to AMERICAN ECO CORPORATION, an Ontario, Canada corporation (the "Payee") a certain promissory note (the "Note"). dated March 1, 1996, in the original principal amount of Five Million Two Hundred Fifty Thousand Dollars ($5,250,000); and

WHEREAS the original Note matured as of July 31, 1997, a renewal, extension and modification of the Note (the "First Amendment") was executed September 22, 1997, and a second amendment to the Note (the "Second Amendment") that extended the maximum line of credit was executed September 30, 1997; and

WHEREAS, as specified in the First Amendment, the Note matures as of the date of this Third Amendment, and the parties desire to extend the Note for six months.

NOW, THEREFORE, IN CONSIDERATION OF THE PREMISES DESCRIBED ABOVE AND FOR THE VALUE RECEIVED, the Maker hereby promises to pay to the order of payee in lawful money of the United States, up to the principal sum of Twenty Million and no/100s (U.S. $20,000,000), with interest at the rate set forth in the Note and First Amendment. The principal amount hereof and all accrued interest shall be due and payable as follows:

                          On or before August 18, 1998


This Note is given in extension, but not in cancellation, discharge or extinquishment of the Note, First Amendment or Second Amendment (each described above), the terms and provisions of which are incorporated herein by reference for all purposes, except where in conflict with the provisions herein, in which event the terms of this Third Amendment shall control.

                                                  MAKER:

                                                  EIF HOLDINGS, INC.


                                               By:      /s/Frank J. Fradella
                                                        ------------------------
                                               Name:    Frank J. Fradella
                                                        ------------------------
                                               Title:   President
                                                        ------------------------

ACCEPTED AND AGREED TO:

PAYEE:

AMERICAN ECO CORPORATION

By:      /s/Michael E. McGinnis
         ------------------------
Name:    Michael E. McGinnis
         ------------------------
Title:   President
         ------------------------

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